UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 13, 2024

Entero Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37853	46-4993860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Yamato Road, Suite 502 Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 589-7020

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ENTO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On March 14, 2024, Entero Therapeutics, Inc., a Delaware corporation (the “Company”), formerly known as First Wave BioPharma, Inc. (prior to the Company’s corporate name change which became effective on May 17, 2024), filed a Current Report on Form 8-K (the “Original Report”) with the Securities and Exchange Commission (the “SEC”) to report the Company’s previously announced merger with ImmunogenX, Inc., a Delaware corporation (“IMGX”), pursuant to that certain Agreement and Plan of Merger, dated March 13, 2024, by and among the Company, IMMUNO Merger Sub I, Inc., a Delaware corporation, IMMUNO Merger Sub II, LLC, a Delaware limited liability company, and IMGX (collectively, the “Merger”).

On May 8, 2024, the Company filed Amendment No. 1 to Current Report on Form 8-K/A (the “First Amendment”) amending the Original Report to include the financial statements and the pro forma financial information required under Items 9.01(a) and 9.01(b), which were excluded from the Original Report in reliance on the instructions to such Items.

This Amendment No. 2 to Current Report on Form 8-K/A (the “Second Amendment”) amends and supplements the First Amendment to include certain additional pro forma financial information required under Item 9.01(b) in connection with the Merger, as set forth below. The Original Report otherwise remains the same, as amended and supplemented by the First Amendment, and the Items therein, including Item 9.01, and are hereby incorporated by reference into this Second Amendment.

Item 9.01	Financial Statements and Exhibits.

(b) Pro forma Financial Information

The unaudited pro forma combined statements of operations as of March 31, 2024 that give effect to the Merger are attached hereto as Exhibit 99.3, and are incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description
23.1	Consent of Holthouse Carlin & Van Trigt LLP (incorporated by reference to Exhibit 23.1 to the Company’s Current Report on Form 8-K/A filed with the SEC on May 8, 2024).

99.1	Audited financial statements of IMGX for the fiscal years ended December 31, 2023, 2022 and 2021 (incorporated by reference o Exhibit 99.1 to the Company’s Current Report on Form 8-K/A filed with the SEC on May 8, 2024).

99.2	Unaudited pro forma combined balance sheet of the Company and IMGX as of December 31, 2023 and unaudited pro forma combined statements of operations of the Company and IMGX for the year ended December 31, 2023 (incorporated by reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K/A filed with the SEC on May 8, 2024).

99.3*	Unaudited pro forma combined statements of operations of the Company and IMGX for the three months ended March 31, 2024.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERO THERAPEUTICS, Inc.

Date: May 30, 2024	By:	/s/ Sarah Romano
Sarah Romano
Chief Financial Officer